                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Tiffany & Co., hereby severally constitute and appoint WILLIAM R. CHANEY, JAMES N. FERNANDEZ and PATRICK B. DORSEY, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, a Registration Statement on Form S-8 with respect to shares of the Common Stock of Tiffany & Co., $.01 par value, which may be purchased or issued under the provisions of the Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan, as well as with respect to an indeterminate amount of interests to be offered or sold pursuant to such Plan, and any amendments to said Registration Statement, and generally to do all such things in our name and behalf in our capacities as officers and/or directors to enable Tiffany & Co. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

SIGNATURE                                                        TITLE                                   DATE
- ---------                                                        -----                                   -----
/s/ William R. Chaney                                            Chairman of the Board                   May 19, 1994
- -----------------------------                                    and President (principal
William R. Chaney                                                executive officer)


/s/ James N. Fernandez                                           Senior Vice President -                 May 23, 1994
- -----------------------------                                    Finance (principal
James N. Fernandez                                               financial officer)


/s/ Larry M. Segall                                              Vice President -                        May 23, 1994
- -----------------------------                                    Treasurer and Controller
Larry M. Segall                                                  (principal accounting officer)


/s/ Jane A. Dudley                                               Director                                May 19, 1994
- -----------------------------
Jane A. Dudley

/s/ Samuel L. Hayes, III                                         Director                                May 19, 1994
- -----------------------------
Samuel L. Hayes, III



                               (page one of two)





Tiffany & Co. Form S-8                                                   Page 64

                        (continued from foregoing page)


Signature                                                        Title                                   Date
- ---------                                                        -----                                   -----
/s/ Charles K. Marquis                                           Director                                May 19, 1994
- -----------------------------
Charles K. Marquis


                                                                 Director                                May ---, 1994
- -----------------------------
Yoshiaki Sakakura


/s/ William A. Shutzer                                           Director                                May 19, 1994
- -----------------------------
William A. Shutzer


/s/ Geraldine Stutz                                              Director                                May 19, 1994
- -----------------------------
Geraldine Stutz



                               (page two of two)





Tiffany & Co. Form S-8                                                   Page 65

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned members of the Administrative Committee of the Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan, hereby severally constitute and appoint WILLIAM R. CHANEY, JAMES N. FERNANDEZ and PATRICK B. DORSEY, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, a Registration Statement on Form S-8 with respect to shares of the Common Stock of Tiffany & Co., $.01 par value, which may be purchased or issued under the provisions of the Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan, as well as with respect to an indeterminate amount of interests to be offered or sold pursuant to such Plan, and any amendments to said Registration Statement, and generally to do all such things in our name and behalf in our capacities as members of such Committee to enable Tiffany & Co. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.


Signature                                          Title                                      Date
- ---------                                          -----                                      ----
/s/ Patrick B. Dorsey                              Member                                     May 31, 1994
- -----------------------------
Patrick B. Dorsey

/s/ James N. Fernandez                             Member                                     May 23, 1994
- -----------------------------
James N. Fernandez

/s/ Michael H. Mitchell                            Member                                     May 19, 1994
- -----------------------------
Michael H. Mitchell

/s/ Steven M. Salyk                                Member                                     May 24, 1994
- -----------------------------
Steven M. Salyk





Tiffany & Co. Form S-8                                                   Page 66